SUPPLEMENT DATED APRIL 18, 2003
                                     TO THE
                       PROSPECTUS DATED DECEMBER 30, 2002
                                       FOR
                  PERSPECTIVE II(SM) FIXED AND VARIABLE ANNUITY
                            JNLNY SEPARATE ACCOUNT I

The following changes apply to the prospectus listed above:

The following should be added to the list of optional features on the cover page:

     o a GUARANTEED MINIMUM WITHDRAWAL BENEFIT (that permits you to make partial withdrawals, prior to the income date that, in total, equals the amount of net premium payments made (if elected after issue, the contract value, less any recapture charges, will be used instead of the net premium payment at issue)). Currently, you may elect this benefit after issue, however we reserve the right to limit availability to the issue date for Contracts purchased after the date of this supplement. The guarantee is effective if gross partial withdrawals taken within any one contract year do not exceed 7% of net premium payments);

On page 1 the following should be added to the section entitled "Optional Features:"

     o a GUARANTEED MINIMUM WITHDRAWAL BENEFIT (that permits you to make partial withdrawals, prior to the income date that, in total, equal the amount of net premium payments made (if elected after issue (availability may be limited to the issue date), the contract value, less any recapture charges, will be used instead of the net premium payment at issue)). The guarantee is effective if partial withdrawals taken within any one contract year do not exceed 7% of net premium payments;

On pages 3 through 9, the FEE TABLE AND EXAMPLES are amended as follows:

On page 3, the following should be added to the sub-section entitled "Charges for Optional Endorsements:"

         GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB")             .70%(1)

On page 3, the heading "Total Separate Account Annual Expenses (with Maximum Optional Endorsements) should be deleted and replaced with the following:

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES
         (WITH MAXIMUM OPTIONAL ENDORSEMENTS, INCLUDING
         THE MAXIMUM "STEP-UP" CHARGE, BUT WITHOUT THE GMIB)      2.795%(2)

On page 7 the section entitled "Examples" should be deleted and replaced in its entirety with the following:

EXAMPLES. You would pay the following expenses on a $1,000 investment if you select the 20% Additional Free Withdrawal Endorsement, Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge) and the 2% Contract Enhancement Endorsement, assuming a 5% annual return on assets:

          (a) if you do not surrender your Contract or if you begin receiving income payments from your Contract after the first year;

          (b)  if you surrender your Contract at the end of each time period.


                                                                                          TIME
                                                                                         PERIODS
                                                                                   1        3         5        10
DIVISION NAME                                                                     YEAR    YEARS     YEARS    YEARS
-------------------------------------------------------------------------------- ------- --------- -------- ---------

AIM/JNL Large Cap Growth Division                                       (a)         40      120      202      396
                                                                        (b)        110      170      232      396
AIM/JNL Small Cap Growth Division                                       (a)         40      121      204      400
                                                                        (b)        110      171      234      400
AIM/JNL Premier Equity II Division                                      (a)         39      119      200      391
                                                                        (b)        109      169      230      391
Alger/JNL Growth Division                                               (a)         39      119      201      394
                                                                        (b)        109      169      231      394
Alliance Capital/JNL Growth Division                                    (a)         37      114      192      376
                                                                        (b)        107      164      222      376
Eagle/JNL Core Equity Division                                          (a)         39      117      197      387
                                                                        (b)        109      167      227      387
Eagle/JNL SmallCap Equity Division                                      (a)         39      119      200      392
                                                                        (b)        109      169      230      392
JPMorgan/JNL Enhanced S&P 500 Stock Index Division                      (a)         38      114      193      378
                                                                        (b)        108      164      223      378
JPMorgan/JNL International Value Division                               (a)         39      120      202      395
                                                                        (b)        109      170      232      395
Janus/JNL Aggressive Growth Division                                    (a)         39      117      197      387
                                                                        (b)        109      167      227      387
Janus/JNL Balanced Division                                             (a)         39      119      201      393
                                                                        (b)        109      169      231      393
Janus/JNL Capital Growth Division                                       (a)         39      118      199      390
                                                                        (b)        109      168      229      390
Janus/JNL Global Equities Division*                                     (a)         39      119      200      392
                                                                        (b)        109      169      230      392
Lazard/JNL Mid Cap Value Division                                       (a)         40      120      203      396
                                                                        (b)        110      170      233      396
Lazard/JNL Small Cap Value Division                                     (a)         40      122      205      402
                                                                        (b)        110      172      235      402
Mellon Capital Management/JNL S&P 500 Index Division                    (a)         35      105      179      351
                                                                        (b)        105      155      209      351
Mellon Capital Management/JNL S&P 400 Mid Cap Index Division            (a)         35      105      179      351
                                                                        (b)        105      155      209      351
Mellon Capital Management/JNL Small Cap Index Division                  (a)         35      105      179      351
                                                                        (b)        105      155      209      351
Mellon Capital Management/JNL International Index Division              (a)         35      107      181      356
                                                                        (b)        105      157      211      356
Mellon Capital Management/JNL Bond Index Division                       (a)         35      105      179      351
                                                                        (b)        105      155      209      351
Oppenheimer/JNL Global Growth Division                                  (a)         39      119      200      391
                                                                        (b)        109      169      230      391
Oppenheimer/JNL Growth Division                                         (a)         39      117      197      387
                                                                        (b)        109      167      227      387
PIMCO/JNL Total Return Bond Division                                    (a)         37      111      188      369
                                                                        (b)        107      161      218      369
PPM America/JNL Balanced Division                                       (a)         37      112      189      370
                                                                        (b)        107      162      219      370
PPM America/JNL High Yield Bond Division                                (a)         37      112      189      370
                                                                        (b)        107      162      219      370
PPM America/JNL Money Market Division                                   (a)         35      108      182      358
                                                                        (b)        105      158      212      358
PPM America/JNL Value Division                                          (a)         37      113      190      374
                                                                        (b)        107      163      220      374
Putnam/JNL Equity Division                                              (a)         38      116      196      383
                                                                        (b)        108      166      226      383
Putnam/JNL International Equity Division                                (a)         41      123      207      405
                                                                        (b)        111      173      237      405
Putnam/JNL Midcap Growth Division                                       (a)         40      121      203      397
                                                                        (b)        110      171      233      397
Putnam/JNL Value Equity Division                                        (a)         38      116      196      384
                                                                        (b)        108      166      226      384
Salomon Brothers/JNL Global Bond Division                               (a)         38      116      195      383
                                                                        (b)        108      166      225      383
Salomon Brothers/JNL U.S. Government & Quality Bond Division            (a)         37      111      188      368
                                                                        (b)        107      161      218      368
S&P/JNL Conservative Growth Division I                                  (a)         31       93      159      313
                                                                        (b)        101      143      189      313
S&P/JNL Moderate Growth Division I                                      (a)         31       93      159      313
                                                                        (b)        101      143      189      313
S&P/JNL Aggressive Growth Division I                                    (a)         31       93      159      313
                                                                        (b)        101      143      189      313
S&P/JNL Very Aggressive Growth Division I                               (a)         31       93      159      313
                                                                        (b)        101      143      189      313
S&P/JNL Equity Growth Division I                                        (a)         31       93      159      313
                                                                        (b)        101      143      189      313
S&P/JNL Equity Aggressive Growth Division I                             (a)         31       93      159      313
                                                                        (b)        101      143      189      313
S&P/JNL Core Index 50 Division                                          (a)         31       93      159      313
                                                                        (b)        101      143      189      313
S&P/JNL Core Index 75 Division                                          (a)         31       93      159      313
                                                                        (b)        101      143      189      313
S&P/JNL Core Index 100 Division                                         (a)         31       93      159      313
                                                                        (b)        101      143      189      313
T. Rowe Price/JNL Established Growth Division                           (a)         38      115      194      381
                                                                        (b)        108      165      224      381
T. Rowe Price/JNL Mid-Cap Growth Division                               (a)         39      118      198      389
                                                                        (b)        109      168      228      389
T. Rowe Price/JNL Value Division                                        (a)         40      120      203      396
                                                                        (b)        110      170      233      396
First Trust/JNL The DowSM Target 10 Division                            (a)         37      111      188      368
                                                                        (b)        107      161      218      368
First Trust/JNL The S&P(R)Target 10 Division                            (a)         37      111      188      368
                                                                        (b)        107      161      218      368
First Trust/JNL Global Target 15 Division                               (a)         37      112      190      373
                                                                        (b)        107      162      220      373
First Trust/JNL Target 25 Division                                      (a)         37      111      188      368
                                                                        (b)        107      161      218      368
First Trust/JNL Target Small-Cap Division                               (a)         37      111      188      368
                                                                        (b)        107      161      218      368
-------------------------------------------------------------------------------- ------- --------- -------- ---------

On page 20, the following should be added to the section entitled "Contract Charges:"

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE. If you select the Guaranteed Minimum Withdrawal Benefit, you will pay .35% on an annual basis of the average daily net asset value of your allocations to the Investment Divisions. This charge will increase to .55% upon the first election of a "step-up." We reserve the right to prospectively increase the charge on new issues, upon election of the benefit after issue or upon any election of any "step-up" subject to a maximum charge of .70%. The "step-up" is explained on page 5 below. We stop deducting this charge upon the earliest of the date you annuitize or if your contract value falls to zero.

On page 25, the last paragraph of the section entitled "Maximum Premiums" should be deleted and replaced in its entirety with the following paragraph:

The payment of subsequent premium payments relative to market conditions at the time they are made may or may not contribute to the various benefits under your Contract, including the death benefit, the GMIB and the GMWB.

On page 28, the following should be added to the section entitled "Access To Your Money:"

GUARANTEED MINIMUM WITHDRAWAL BENEFIT. The following description of the GMWB is supplemented by some examples in Appendix C that may assist you in understanding how the GMWB calculations are made in certain circumstances. The GMWB permits you to make partial withdrawals, prior to the income date that, in total, are guaranteed to equal the amount of net premium payments made (if elected after issue (availability may be limited to the issue date), the contract value, less any recapture charges that would be paid were you to make a full withdrawal, will be used instead of the net premium payment at issue). The GMWB can be elected after issue (availability may be limited to the issue date) during the 30 calendar day period prior to any contract anniversary and will be effective as of the contract anniversary following receipt of the request in good order. Once elected, the GMWB may not be terminated. We will continue to deduct the charge until the earliest of either annuitization or the date on which the contract value falls to zero. If you elect the GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the guaranteed amount available for partial withdrawals (the Guaranteed Withdrawal Balance ("GWB")). If you elect the GMWB at a later date (availability may be limited to the issue date), your contract value, less any recapture charges that would be paid were you to make a full withdrawal, on the date we add the endorsement will be used to determine the GWB. The GWB can never be more than $5 million. The GWB is reduced with each withdrawal you take. This will not be available for owners older than age 80 on the issue or election date.

--------------------------------------------------------------------------------
The GMWB permits you to make partial withdrawals, prior to the income date, that in total, equal the amount of net premium payments made. Read carefully the timing restrictions on election and the values that are used in calculating this benefit.
--------------------------------------------------------------------------------

Once the GWB has been determined, we calculate the maximum annual partial withdrawal amount (Guaranteed Annual Withdrawal Amount ("GAWA")). Upon election, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract year do not exceed 7%. If you do not take 7% in one Contract year, you may not take more than 7% the next Contract year. If you withdraw more than the 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract year until the GWB has been depleted.

Although any surrender charges or adjustments are part of the amount of the partial withdrawals that are counted toward the 7% permissible annual withdrawals, the annual 10% free withdrawal feature will eliminate any surrender charges on those partial withdrawals. Any adjustments only apply if the partial withdrawals are from the Guaranteed Fixed Accounts.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. When you make a subsequent premium payment, the GAWA will increase by 7% of the increase in the GWB. We reserve the right to restrict subsequent premium payments and the total GWB.

If you withdraw more than the GAWA in any one Contract year, the GWB may be reduced by more than the amount of the withdrawal, and may be reset to equal the then current contract value. The GAWA may also be reduced.

If the total of your partial withdrawals made in the current Contract year are greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Please refer to the examples in Appendix C for supplemental information about the impact of partial withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract year is less than or equal to the GAWA, the GWB is equal to the greater of:

     o    the GWB prior to the partial  withdrawal less the partial  withdrawal;
          or
     o    zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract year is greater than the GAWA, the GWB is equal to the lesser of:

     o the contract value after the partial withdrawal, less any applicable recapture charges remaining after the partial withdrawal; or
     o the GWB prior to the partial withdrawal less the partial withdrawal, or zero, if greater.

If all your partial withdrawals made in the current Contract year are less than or equal to the GAWA, the GAWA is the lesser of:

     o    the GAWA prior to the partial withdrawal; or
     o    the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract year is greater than the GAWA, the GAWA is equal to the lesser of:

     o    the GAWA prior to the partial withdrawal, or
     o    the GWB after the partial withdrawal, or
     o    7% of the greater of:
          1.   the  contract  value  after  the  partial  withdrawal  , less any
               applicable   recapture   charges   remaining  after  the  partial
               withdrawal; or
          2.   the GWB after the partial withdrawal.

For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any applicable charges and adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract.

On or during the seven calendar day period following certain Contract anniversaries, you may choose to "step-up" the GWB to equal your contract value. The request will be processed and effective on the day we receive the request in good order. No request for a "step-up" will be processed after the seventh calendar day following the Contract anniversary. Your GAWA then becomes the greater of: (i) 7% of the contract value on the effective date of the "step-up" or (ii) the GAWA prior to the "step-up." You would not choose a "step-up" if your current GWB is higher than your contract value.

If you choose this benefit after your Contract is issued (availability may be limited to the issue date), the first "step-up" must be at least five years after the effective date of the endorsement. Subsequent "step-ups" may not be elected until the fifth Contract anniversary after the previous "step-up" and must be elected during the 7 calendar days following a Contract anniversary. On the first "step-up," the GMWB charge will increase. Please see page 4. Before you decide to "step-up," you should contact your JNLNY representative or the Annuity Service Center.

SPOUSAL CONTINUATION. If the Contract is continued by the spouse the spouse retains all rights previously held by the owner and therefore may elect to add the GMWB feature to the Contract within the 30 days prior to any Contract anniversary following the continuation date of the original Contract's issue date. The GMWB endorsement becomes effective on the Contract anniversary following receipt of the request in good order.

If the spouse continues the Contract and the GMWB endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to "step-up" on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon "step-up" is the contract value, including any adjustments applied on the continuation date. Any subsequent "step-up" must follow the "step-up" restrictions listed above (Contract anniversaries will continue to be based on the anniversary of the original Contract's issue date).

SURRENDER. If your Contract is surrendered, you will receive your Contract's contract value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the GMWB Endorsement. The GMWB is terminated.

CONTRACT VALUE IS ZERO. If your contract value is reduced to zero as the result of a partial withdrawal or poor fund performance and the GWB after the withdrawal is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually. The total annual payment will equal the GAWA, but will not exceed the current GWB. The total payments will not exceed the current GWB.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the owner, your beneficiary will receive the scheduled payments. No other death benefit or Earnings Protection Benefit will be paid.

ANNUITIZATION. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

FIXED PAYMENT INCOME OPTION. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die before the payments have been completed, the remaining payments will be made to the beneficiary.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the annuitant at the time the option becomes effective.

EFFECT OF GMWB ON TAX DEFERRAL. The purchase of a GMWB may not be appropriate for the Owners of contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract. Please consult your tax and financial advisors on this and other matters prior to electing the GMWB.

On page 29, the following should be added to the section entitled "20% Additional Free Withdrawal:"

In addition, the 20% Free Withdrawal Endorsement is a liquidity feature that provides a benefit if you contemplate or need to take large withdrawals. The 20% Free Withdrawal Endorsement provides extra liquidity in any market environment but, when it is elected in combination with the GMWB, taking full advantage of the benefit in a declining market will have an adverse effect on the GMWB if your contract value falls below your Guaranteed Withdrawal Balance. ANYTIME YOU USE THE 20% FREE WITHDRAWAL ENDORSEMENT WHEN THE AMOUNT OF THE WITHDRAWAL EXCEEDS THE GAWA AND THE CONTRACT VALUE IS LESS THAN THE GWB, IT IS DISADVANTAGEOUS.

The following should be added as "Appendix C:"

                                   APPENDIX C

THESE EXAMPLES ARE PROVIDED TO ASSIST YOU IN UNDERSTANDING HOW THE GWB AND GAWA VALUES ARE COMPUTED, AND HOW THEY MAY BE ALTERED BY VARIOUS EVENTS, INCLUDING SUBSEQUENT PREMIUM PAYMENTS, ELECTION OF THE "STEP-UP", OR PARTIAL WITHDRAWALS. THE EXAMPLES ONLY DEPICT LIMITED CIRCUMSTANCES, AND SPECIFIC FACTUAL ASSUMPTIONS. THE RESULTS MAY VARY DEPENDING UPON THE TIMING OR SEQUENCE OF ACTIONS, AS WELL AS CHANGES IN MARKET CONDITIONS. IF YOU ARE CONTEMPLATING ELECTING THE GMWB, OR EXERCISING ANY RIGHTS THEREUNDER, PLEASE CONSIDER IN MAKING YOUR DECISIONS THE RESULTS BASED ON THE SPECIFIC FACTS THAT APPLY TO YOU.

ALL OF THE FOLLOWING EXAMPLES ASSUME YOU SELECT THE GMWB WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000. NO OTHER OPTIONAL BENEFITS ARE SELECTED. THEY ALSO ASSUME THAT NO CHARGES OR ADJUSTMENTS WILL APPLY TO PARTIAL WITHDRAWALS.

EXAMPLE 1:  AT ISSUE, THE GWB AND GAWA ARE DETERMINED.

     o Your Guaranteed Withdrawal Balance (GWB) is $100,000, which is your initial Premium payment.

     o Your Guaranteed Annual Withdrawal Amount (GAWA) is $7,000, which is 7% of your GWB.

EXAMPLE 2:  SUBSEQUENT PREMIUM PAYMENT.

If you make an additional Premium payment of $50,000 before you make any withdrawals, then

     o Your GWB is $150,000, which is your prior GWB ($100,000) plus your additional Premium payment ($50,000).
     o Your GAWA is $10,500, which is your prior GAWA ($7,000) plus 7% of your additional Premium payment ($3,500).

EXAMPLE 3:  WITHDRAWAL EQUAL TO THE GAWA.

If you take the GAWA ($7,000) as a withdrawal before the end of the first Contract Year, then

     o Your GWB becomes $93,000, which is your prior GWB ($100,000) minus the GAWA ($7,000).
     o Your GAWA for the next year remains $7,000, because you did not take more than the GAWA ($7,000).

EXAMPLE 4: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA IS REDUCED AS A RESULT OF THE TRANSACTION.

If you withdraw $60,000 and your contract value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:
     o First, we deduct the amount of the withdrawal ($60,000) from your contract value ($150,000). This equals $90,000 and is your new contract value.
     o Second, we deduct the amount of the withdrawal ($60,000) from your GWB ($100,000). This is $40,000. Your new GWB is $40,000, since this is the lesser of the two amounts.
     o Since the contract value after the partial withdrawal ($90,000) is more than the new GWB ($40,000), but less than the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 7% of the greater of the contract value after the partial withdrawal or the new GWB, which is $6,300.
     o After the withdrawal, if you took withdrawals of the GAWA, it would take 7 additional years to deplete the new GWB.

EXAMPLE 5: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS INCREASED DUE TO POSITIVE MARKET PERFORMANCE AND THE GAWA REMAINS UNCHANGED.

If you withdraw $40,000 and your contract value is $150,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:
     o First, we deduct the amount of the withdrawal ($40,000) from your contract value ($150,000). This equals $110,000 and is your new contract value.
     o Second, we deduct the amount of the withdrawal ($40,000) from your GWB ($100,000). This is $60,000. Your new GWB is $60,000, since this is the lesser of the two amounts.
     o Since the Contract value after the partial withdrawal ($110,000) is more than the new GWB ($60,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $7,000.
     o After the withdrawal, if you took withdrawals of the GAWA, it would take 9 additional years to deplete the new GWB.

EXAMPLE 6: WITHDRAWAL GREATER THAN THE GAWA WHEN THE CONTRACT VALUE HAS DECREASED DUE TO NEGATIVE MARKET PERFORMANCE.

If you withdraw $50,000 and your Contract value is $80,000 at the time of withdrawal, then

     o We recalculate your GWB by comparing the results of two calculations and choosing the lesser amount:
     o First, we deduct the amount of the withdrawal ($50,000) from your Contract value ($80,000). This equals $30,000 and is your new Contract value.
     o Second, we deduct the amount of the withdrawal ($50,000) from your GWB ($100,000). This is $50,000. Your new GWB becomes $30,000, since this is the lesser of the two amounts.
     o Since the Contract value prior to the partial withdrawal ($80,000) is less than or equal to the GWB prior to the partial withdrawal ($100,000), the GAWA is reduced. The new GAWA is 7% of the new GWB, which is $2,100.
     o After the withdrawal, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

EXAMPLE 7:  STEP-UP.

If you elect to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB, assuming you have made no withdrawals and your Contract value at the time of step-up is $200,000, then

     o We recalculate your GWB to equal your Contract value, which is $200,000.
     o We recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.
     o After the "step-up", if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

EXAMPLE 8: VALUES MAY DIFFER BASED ON THE ORDER OF YOUR ELECTIONS. THE FOLLOWING TWO EXAMPLES DEMONSTRATE THE DIFFERENT RESULTS IF YOU ELECT A "STEP-UP" PRIOR TO SUBMITTING A WITHDRAWAL REQUEST RATHER THAN MAKING THE WITHDRAWAL PRIOR TO A "STEP-UP".

If your Contract value prior to any transactions is $200,000 and you wish to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB (assuming you have made no prior withdrawals) but also wish to take the original GAWA ($7,000) as a withdrawal, then

8A: Step-up followed by withdrawal.

     o Upon step-up, we recalculate your GWB to equal your Contract value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.
     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $193,000, which is your prior GWB ($200,000) minus the withdrawal ($7,000). Your GAWA remains $14,000, because you did not take more than the GAWA.
     o After the withdrawal, if you took withdrawals of the GAWA, it would take 14 additional years to deplete the new GWB.

8B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of less than or equal to the GAWA, your GWB becomes $93,000, which is your prior GWB ($100,000) minus the withdrawal ($7,000). Your GAWA remains $7,000, because you did not take more than the GAWA.
     o Upon step-up, we recalculate your GWB to equal your Contract value after the withdrawal, which is $193,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($13,510) and choose the greater amount ($13,510). This is your new GAWA.
     o After the step-up, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

EXAMPLE 9: THE FOLLOWING TWO EXAMPLES DEMONSTRATE THAT IN SOME CASES THE ORDER OF YOUR TRANSACTIONS WILL NOT IMPACT THE FINAL RESULTS.

If your Contract value prior to any transactions is $200,000 and you wish to "step-up" your GMWB on a Contract Anniversary at least 5 years after electing the GMWB (assuming you have made no prior withdrawals) but also wish to take a withdrawal greater than the GAWA ($15,000), then

9A: STEP-UP FOLLOWED BY WITHDRAWAL.

     o Upon step-up, we recalculate your GWB to equal your Contract value, which is $200,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($14,000) and choose the greater amount ($14,000). This is your new GAWA.
     o Upon withdrawal of an amount greater than the GAWA, your GWB is the lesser of the Contract value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($15,000), which is $185,000. Since the Contract value prior to the partial withdrawal ($200,000) is less than or equal to the GWB prior to the partial withdrawal ($200,000), the GAWA is reduced. The new GAWA is 7% of the new GWB, which is $12,950.
     o After the withdrawal, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.

9B: WITHDRAWAL FOLLOWED BY A STEP-UP.

     o Upon withdrawal of an amount greater than the GAWA, your GWB is the lesser of the Contract value after the partial withdrawal ($185,000) or the prior GWB less the partial withdrawal ($85,000), which is $85,000. Since the Contract value after the partial withdrawal ($185,000) is more than the new GWB ($85,000) and more than the GWB prior to the partial withdrawal ($100,000), the GAWA is unchanged. The GAWA remains $7,000.
     o Upon step-up, we recalculate your GWB to equal your Contract value after the withdrawal, which is $185,000. We then recalculate your GAWA by comparing your GAWA before the step-up ($7,000) to 7% of your new GWB ($12,950) and choose the greater amount ($12,950). This is your new GAWA.
     o After the step-up, if you took withdrawals of the GAWA, it would take 15 additional years to deplete the new GWB.


(To be used with NV4224 01/03.)

                                                                    NV5735 04/03


--------
1 The current charge for the GMWB is .35%, and currently there is an increase in the charge to .55% when you elect a "step-up." We reserve the right to prospectively increase the charge on new issues, upon election of the benefit after issue or upon any election of any "step-up," subject to a maximum charge of .70%.

2 The 2% Contract Enhancement is assumed to have been selected (along with the 20% Additional Free Withdrawal and the maximum possible charge for the GMWB). As of March 18, 2003, the 3% and 4% Contract Enhancements are not available. In addition, you may not elect the five-year withdrawal charge period option with the 2% Contract Enhancement. Contract owners who purchased their contract prior to March 18, 2003 are unaffected by these limitations. You may not elect both the GMIB and GMWB.

* The Janus/JNL Global Equities Fund (the "Fund") is not available through a division as an investment option and is not available as an underlying fund to the S&P/JNL Core Index 50 Fund and the S&P/JNL Core Index 75 Fund. However, the Fund is available as an underlying fund of the S&P/JNL Conservative Growth Fund I, the S&P/JNL Moderate Growth Fund I, the S&P/JNL Aggressive Growth Fund I, the S&P/JNL Very Aggressive Growth Fund I, the S&P/JNL Equity Growth Fund I and the S&P/JNL Equity Aggressive Growth Fund I.